                        THE ADVISORS' INNER CIRCLE FUND

                              Investment Adviser:
                        CRA Real Estate Securities L.P.

The Advisors' Inner Circle Fund (the "Fund") provides a convenient and economical means of investing in professionally managed portfolios of securities. This Prospectus offers shares of the following mutual fund (the "Portfolio"), which is a separate series of the Fund.

                          CRA REALTY SHARES PORTFOLIO

                                Class A Shares
                                      and
                             Institutional Shares

This Prospectus sets forth concisely the information about the Fund and the Portfolio that a prospective investor should know before investing. Investors are advised to read this Prospectus and retain it for future reference. A Statement of Additional Information relating to the Portfolio dated the same date as this Prospectus has been filed with the Securities and Exchange Commission and is available without charge by calling 1-800-932-7781. The Statement of Additional Information is incorporated into this Prospectus by reference.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

January 1, 1997

--------------------------------------------------------------------------------
THE TRUST'S SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK. THE TRUST'S SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN THE SHARES INVOLVES RISK, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.
-------------------------------------------------------------------------------

                                     SUMMARY

The following summary provides basic information about Class A shares and Institutional shares of the CRA Realty Shares Portfolio (the "Portfolio"). The Portfolio is one of the mutual funds comprising The Advisors' Inner Circle Fund (the "Fund"). This summary is qualified in its entirety by reference to the more detailed information provided elsewhere in this Prospectus and in the Statement of Additional Information.

WHAT IS THE INVESTMENT OBJECTIVE AND POLICIES? The Portfolio seeks total return through an investment in real estate securities. The Portfolio seeks to achieve its objective through a combination of above-average income and long-term growth of capital by investing primarily in income-producing equity securities of publicly traded companies primarily engaged in the U.S. real estate industry ("real estate companies"), including Real Estate Investment Trusts ("REITs"). Under normal circumstances, at least 65% of the Portfolio's total assets will be invested in income producing equity securities of real estate companies. The Portfolio seeks to invest in equity securities of companies that provide a dividend yield that generally exceeds the composite dividend yield of securities comprising the S&P 500 Index. There is no assurance that the Portfolio will achieve its investment objective.

WHAT ARE THE RISKS INVOLVED WITH AN INVESTMENT IN THE PORTFOLIO? The investment policies of the Portfolio entail certain risks and considerations of which an investor should be aware. The Portfolio invests in securities that fluctuate in value, and investors should expect the Portfolio's net asset value per share to fluctuate. Because the Portfolio invests primarily in the securities of companies principally engaged in the real estate industry, its investments will be subject to certain risks associated with the direct ownership of real estate. Further, because it is expected that the Portfolio will invest a substantial portion of its assets in REITs, the Portfolio will also be subject to certain risks associated with REITs. Finally, because the Portfolio concentrates its investments in companies primarily engaged in the real estate industry and is a non-diversified portfolio, the Portfolio may invest a greater proportion of its assets in the securities of a smaller number of issuers and, as a result, will be subject to a greater risk than would a more diversified portfolio with respect to its portfolio securities.

For more information about the Portfolio, see "Investment Objective and Policies," and "Description of Permitted Investments and Risk Factors."

WHO IS THE ADVISER? CRA Real Estate Securities L.P. serves as the investment adviser of the Portfolio (the "Adviser" or "CRA"). In addition to advising the Portfolio, the Adviser, through its predecessors, has managed investments in real estate equity securities in a manner consistent with that used by the Portfolio on behalf of pension funds, insurance companies and wealthy individuals since 1984. See "Expense Summary" and "The Adviser."

WHO IS THE ADMINISTRATOR? SEI Fund Resources serves as the administrator and shareholder servicing agent of the Portfolio. See "The Administrator."

WHO IS THE TRANSFER AGENT? DST Systems, Inc. serves as the transfer agent and dividend disbursing agent for the Portfolio. See "The Transfer Agent."

WHO IS THE DISTRIBUTOR? SEI Financial Services Company acts as the distributor of the Portfolio's shares. See "The Distributor."

IS THERE A SALES LOAD? No, shares of each class of the Portfolio are offered on a no-load basis.

IS THERE A MINIMUM INVESTMENT? The minimum initial investment is $100,000 for Institutional shares and $5,000 for Class A shares of the Portfolio. Subsequent investments may be made in any amount. The Portfolio reserves the right to waive the investment minimums in its sole discretion.

HOW DO I PURCHASE AND REDEEM SHARES? Purchases and redemptions may be made through the Transfer Agent on a day when the New York Stock Exchange is open for business (a "Business Day"). A purchase order will be effective as of the Business Day received by the Transfer Agent if the Transfer Agent receives an order and payment by check or with readily available funds prior to 4:00 p.m., Eastern time. Redemption orders placed with the Transfer Agent prior to 4:00 p.m., Eastern time on any Business Day will be effective that day. The Portfolio also offers both a Systematic Investment Plan and a Systematic Withdrawal Plan. The purchase and redemption price for shares is the net asset value per share determined as of the end of the day the order is effective. See "Purchase and Redemption of Shares."

HOW ARE DISTRIBUTIONS PAID? Substantially all of the net investment income (exclusive of capital gains) of the Portfolio is distributed in the form of quarterly dividends. Any capital gain is distributed at least annually. Distributions are paid in additional shares unless the shareholder elects to take the payment in cash. See "Dividends and Distributions."

                                 EXPENSE SUMMARY

  SHAREHOLDER TRANSACTION EXPENSES                            Class A            Institutional
-------------------------------------------------------------------------------------------------------
Sales Load Imposed on Purchases                               None                   None
Sales Load Imposed on Reinvested Dividends                    None                   None
Deferred Sales Load                                           None                   None
Redemption Fees (1)                                           0.75%(2)               0.75%(2)
Exchange Fees                                                 None                   None
-------------------------------------------------------------------------------------------------------
 (1)     A wire redemption charge, currently $10.00, is deducted from the amount of wire redemption payments.

 (2) The Portfolio charges a 0.75% transaction fee on redemption of shares that have been held less than six months to discourage short-term trading.

ANNUAL OPERATING EXPENSES (as a percentage of average net assets)
------------------------------------------------------------------------------------------------------

                                                              Class A            Institutional
------------------------------------------------------------------------------------------------------

Advisory Fees (after fee waiver)(1)                   0.00%              0.00%
Other Expenses (after
reimbursements)(1)(2)                                 1.25%              1.00%
  Shareholder Service Fees                   0.25%               None
------------------------------------------------------------------------------------------------------

Total Operating Expenses (after fee                   1.25%              1.00%
waiver and expense reimbursements)(1)(2)
======================================================================================================

(1) The Adviser has agreed, on a voluntary basis, to waive "Advisory Fees" and reimburse "Other Expenses" for the Portfolio to the extent necessary to keep the Portfolio's "Total Operating Expenses" during the current fiscal year from exceeding 1.25% and 1.00% for Class A shares and Institutional shares, respectively. The Adviser reserves the right to terminate such waivers and reimbursements at any time in its sole discretion. Absent such waivers and reimbursements, Advisory Fees, Other Expenses and Total Operating Expenses for the Class A shares of the Portfolio would be .70%, 1.68% and 2.38%, respectively, and such fees and expenses for Institutional Shares of the Portfolio would be .70%, 1.43% and 2.13%, respectively.
(2) "Other Expenses" for the Portfolio are estimated for the current fiscal year.

Example
-------------------------------------------------------------------------------------------------------

                                                                      1 year       3 years

-------------------------------------------------------------------------------------------------------

An investor in the Portfolio would pay the following expenses on a $1,000 investment assuming (1) a 5% annual return and (2)
redemption at the end of each time period:
         Class A shares ..........................................      $13          $40
         Institutional shares ....................................      $10          $32

=======================================================================================================

=======================================================================================================

THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. THE PORTFOLIO IS NEW AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. INFORMATION ABOUT THE ACTUAL PERFORMANCE OF THE PORTFOLIO WILL BE CONTAINED IN THE TRUST'S FUTURE ANNUAL REPORTS TO SHAREHOLDERS, WHICH MAY BE OBTAINED WITHOUT CHARGE WHEN THEY BECOME AVAILABLE.

THE PURPOSE OF THE EXPENSE TABLE AND EXAMPLE IS TO ASSIST THE INVESTOR IN UNDERSTANDING THE VARIOUS COSTS AND EXPENSES THAT MAY BE DIRECTLY OR INDIRECTLY BORNE BY INVESTORS IN EACH CLASS OF THE PORTFOLIO. A PERSON WHO PURCHASES SHARES THROUGH A FINANCIAL INSTITUTION MAY BE CHARGED SEPARATE FEES BY THAT INSTITUTION. ADDITIONAL INFORMATION MAY BE FOUND UNDER "THE ADVISER," "THE ADMINISTRATOR" AND "SHAREHOLDER SERVICES."

THE FUND AND THE PORTFOLIOS

The Advisors' Inner Circle Fund (the "Fund") offers shares of a number of diversified and non-diversified mutual funds, each of which is a separate series ("portfolio") of the Fund. Each share of each mutual fund represents an undivided, proportionate interest in that mutual fund. This Prospectus offers Class A shares and Institutional shares of the Fund's CRA Realty Shares Portfolio (the "Portfolio"). Information regarding the other mutual funds in the Fund is contained in separate prospectuses that may be obtained by calling 1-800-932-7781.


INVESTMENT OBJECTIVE AND POLICIES
================================================================================

The investment objective of the Portfolio is total return through investment in real estate securities. The Portfolio seeks to achieve its investment through a combination of above-average income and long-term growth of capital by investing primarily in income-producing equity securities of companies principally engaged in the U.S. real estate industry, including Real Estate Investment Trusts ("REITs"). There is no assurance that the Portfolio will achieve its investment objective.

The Portfolio invests primarily in income producing equity securities of publicly traded companies principally engaged in the real estate industry ("real estate companies"). Under normal circumstances, at least 65% of the Portfolio's total assets will be invested in income producing equity securities of real estate companies. Such equity securities are common stocks (including shares or units of beneficial interest of REITs), rights or warrants to purchase common stocks and preferred stock. For purposes of the Portfolio's investment policies, a company is "principally engaged" in the real estate industry if (i) it derives at least 50% of its revenues or profits from the ownership, construction, management, financing or sale of residential, commercial or industrial real estate, or (ii) it has at least 50% of the fair market value of its assets invested in residential, commercial or industrial real estate. Companies principally engaged in the real estate industry include REITs, master limited partnerships ("MLPs"), and real estate owners, real estate managers, real estate brokers and real estate dealers. The Portfolio generally seeks to invest in equity securities of real estate companies that provide a dividend yield that generally exceeds the composite dividend yield of securities comprising the S&P 500 Index.

Real Estate Investment Trusts. It is expected that the majority of the
-----------------------------
Portfolio's total assets will be invested in securities issued by REITs. REITs pool investors' funds for investment primarily in income producing real estate or real estate related loans or interests. A REIT is not taxed at the federal level on income distributed to its shareholders or unitholders if it complies with regulatory requirements relating to its organization, ownership, assets and income, and with a regulatory requirement that it distribute to its shareholders or unitholders at least 95% of its taxable income for each taxable year. Generally, REITs can be classified as Equity REITs or Mortgage REITs. Equity REITs invest the majority of their assets directly in ownership of real property and derive their income primarily from rental income. Equity REITs are further categorized according to the types of real estate properties they own, e.g., apartment properties, retail shopping centers, office and industrial properties, hotels, health-care facilities, manufactured housing and mixed- property types. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments on the credit they have extended. The Portfolio will invest primarily in Equity REITs. Shareholders in the Portfolio should realize that by investing in REITs indirectly through the Portfolio, they will bear not only their proportionate share of the expenses of the Portfolio but also, indirectly, the management expenses of underlying REITs.

The Portfolio may invest any remaining assets in debt securities issued or guaranteed by real estate companies or secured by real estate assets and rated, at time of purchase, in one of the four highest rating categories by a nationally recognized statistical rating organization (an "NRSRO") or determined by the Adviser to be of comparable quality at the time of purchase. Investment grade securities are securities that are rated in one of the four highest rating categories by an NRSRO. Securities rated in the lowest category of investment grade securities have speculative characteristics. The Portfolio may also invest in debt securities rated below investment grade (commonly known as "junk bonds") although the Portfolio will not purchase such bonds if such investment would cause more than 5% of its net assets to be so invested. Although there is no lower limit to the rating assigned to a given security, in the event that a security held by the Portfolio is downgraded below the stated rating categories, the Adviser will review and take appropriate action with regard to the security.

The Portfolio anticipates that its annual portfolio turnover rate will not exceed 100%, but the turnover rate will not be a limiting factor when the Adviser deems portfolio changes appropriate. The turnover rate may vary greatly from year to year. A high portfolio turnover rate may result in higher brokerage commissions and higher levels of realized capital gains than if the turnover rate was lower.


GENERAL INVESTMENT POLICIES
================================================================================


BORROWING
The Portfolio's fundamental investment limitations set forth the extent to which the Portfolio may borrow money. However, the Portfolio's investment policy further limits its borrowings as follows: (i) the Portfolio will not borrow money except from banks for temporary or emergency purposes (e.g. to facilitate orderly redemption of its shares while avoiding untimely disposition of portfolio holdings); (ii) the Portfolio will not borrow money in excess of 10% of the value of its total assets (excluding the amount borrowed), at the time of the borrowing or (iii) mortgage, pledge or hypothecate any assets except to secure permitted borrowings and then only in an amount not in excess of 15% of the value of its total assets (excluding the amount borrowed) at the time of such borrowings. The Portfolio will not borrow for the purpose of leveraging its investment portfolio. The Portfolio may not purchase additional securities while its outstanding borrowings exceed 5% of its total assets. The Portfolio's investment policy with respect to borrowing may be changed by vote of the Board of Trustees without a shareholder vote.

MONEY MARKET INSTRUMENTS; TEMPORARY DEFENSIVE INVESTMENTS

In order to meet liquidity needs, the Portfolio may hold cash reserves and invest in money market instruments (including securities issued or guaranteed by the United States Government, its agencies or instrumentalities, repurchase agreements, certificates of deposit and bankers' acceptances issued by banks or savings and loan associations having net assets of at least $500 million as of the end of their most recent fiscal year and commercial paper) rated at time of purchase in the top two categories by an NRSRO or determined to be of comparable quality by the Adviser at the time of purchase.

For temporary defensive purposes when the Adviser determines that market conditions warrant, the Portfolio may invest up to 100% of its assets in the money market instruments described above and other long and short-term debt instruments which are rated at time of purchase in the top two categories by an NRSRO or determined to be of comparable quality by the Adviser at the time of purchase, and may hold a portion of its assets in cash. To the extent the Portfolio is engaged in temporary defensive investments, the Portfolio will not be pursuing its investment objective.

NON-PUBLICLY TRADED SECURITIES AND RESTRICTED SECURITIES; RULE 144A SECURITIES The Portfolio may invest in securities that are neither listed on a stock exchange nor traded over-the-counter, including privately placed securities. Such unlisted equity securities may involve a higher degree of business and financial risk that can result in substantial losses. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Portfolio or less than what may be considered the fair value of such securities. Furthermore, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements which might be applicable if their securities were publicly traded. If such securities are required to be registered under the securities laws of one or more jurisdictions before being resold, the Portfolio may be required to bear the expenses of registration. The Portfolio may not invest more than 15% of its net assets in illiquid securities, including securities for which there is not a readily available secondary market.

The Portfolio may invest in Restricted Securities that can be offered and sold to qualified institutional buyers under Rule 144A under that Act ("144A Securities"). The Board of Trustees has adopted guidelines and delegated to the Adviser, subject to the supervision of the Board of Trustees, the daily function of determining and monitoring the liquidity of 144A Securities. 144A Securities may become illiquid if qualified institutional buyers are not interested in acquiring the securities.

SECURITIES LENDING
The Portfolio may lend up to 33-1/3% of its total assets to qualified investors for the purpose of realizing additional income; however, the Portfolio has no present intention to lend its securities.

OPTIONS AND FUTURES
The Portfolio may purchase or write options, futures and options on futures for the purpose of managing or hedging portfolio risks, to remain fully invested and to reduce transaction costs. The Portfolio will not enter into futures transactions for speculation or achieving leverage. Risks associated with investing in options and futures may include lack of a liquid secondary market, trading restrictions which may be imposed by an exchange, government regulations which may restrict trading, an imperfect correlation between the prices of securities held by the Portfolio and the price of an option or future.

For additional information regarding the Portfolio's permitted investments, see "Description of Permitted Investments and Risk Factors" in this Prospectus and "Description of Permitted Investments" in the Statement of Additional Information.


INVESTMENT LIMITATIONS
================================================================================


The investment objective and investment limitations are fundamental policies of the Portfolio. Fundamental policies cannot be changed with respect to the Fund or the Portfolio without the consent of the holders of a majority of the Fund's or the Portfolio's outstanding shares. The Portfolio is classified as a "non-diversified" investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), which means that the Portfolio is not limited by the 1940 Act in the proportion of its assets that may be invested in the securities of a single issuer. However, the Portfolio intends to conduct its operations so as to qualify as a regulated investment company for purposes of the Internal Revenue Code of 1986, as amended (the "Code"), which will relieve the Portfolio of any liability for federal income tax to the extent its earnings are distributed to shareholders. See "Taxes."

The Portfolio may not:

1. Purchase or sell real estate, except that the Portfolio may purchase securities issued by companies primarily engaged in the real estate industry and will, as a matter of fundamental policy, concentrate its investments in such securities of companies principally engaged in the real estate business.

2. Make short sales of securities, maintain a short position or purchase securities on margin, except that the Portfolio may obtain short-term credits as necessary for the clearance of security transactions.

3.  Acquire more than 10% of the voting securities of any one issuer.

Additional investment limitations are set forth in the Statement of Additional Information.


THE ADVISER

The Adviser, CRA Real Estate Securities L.P., is a registered investment advisor and through its predecessors has been managing investments in real estate securities on behalf of institutional investors since 1984. CRA Real Estate Securities L.P. is owned by its principals Messrs. Kenneth D. Campbell, T. Ritson Ferguson and Jarrett B. Kling and the principals of Jones Lang Wootton Realty Advisors, an affiliate of the Adviser and a registered investment adviser. As of October 1, 1996, the Adviser had approximately $410 million in assets under management. The principal business address of the Adviser is Suite 205, 259 Radnor-Chester Road, Radnor, Pennsylvania 19087.

The Adviser uses a two part investment approach comprised of securities analysis and portfolio allocation. For securities analysis, the Adviser employs proprietary analytical techniques and databases to identify companies offering, in the Adviser's view, above-average investment value. For portfolio allocation purposes, CRA draws upon the proprietary private real estate market knowledge of its affiliate Jones Lang Wootton Realty Advisors, which manages approximately $4.0 billion of real estate on behalf of its pension clients. The Adviser uses systematic, top-down research to evaluate property market conditions and trends and to make judgements regarding which market sectors offer potentially attractive returns.

CRA has not previously served as an investment adviser to a registered investment company, and, as such, does not have extensive experience advising a highly regulated entity such as an investment company. This may present additional risks for the Portfolio.

The Adviser serves as the investment adviser for the Portfolio under an investment advisory agreement (the "Advisory Agreement") with the Fund. Under the Advisory Agreement, the Adviser makes the investment decisions for the assets of the Portfolio and continuously reviews, supervises and administers the investment program of the Portfolio, subject to the supervision of, and policies established by, the Trustees of the Fund.

For its services, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.70% of the average daily net assets of the Portfolio. The Adviser has voluntarily agreed to waive all or a portion of its fee for the Portfolio and to reimburse expenses of the Portfolio in order to limit total operating expenses to an annual rate of not more than 1.25% of average daily net assets for Class A shares and 1.00% of average daily net assets for Institutional shares. The Adviser reserves the right, in its sole discretion, to terminate its voluntary fee waivers and reimbursements at any time.

PORTFOLIO MANAGERS
Kenneth D. Campbell and T. Ritson Ferguson, CFA have shared primary responsibility for managing the assets of the Portfolio since commencement of operations.

KENNETH D. CAMPBELL Is The Chairman, Co-chief Investment Officer And Co-Portfolio Manager of the Adviser. Mr. Campbell has been with the Adviser and its predecessors since 1969, and has managed real estate securities portfolios since 1989 for a select number of institutional and individual accounts. An MBA graduate with distinction from New York University and a BA from Capital University, Mr. Campbell founded and published Realty Stock Review, an industry
                                               -------------------
advisory service, from 1970 until its sale in 1990. He is the editor and principal author of several book-length investment studies of REITs, including Real Estate Investment Trusts: America's Newest Billionaires (1971). He received
------------------------------------------------------------
the REIT Industry Leadership Award from the National Association of Real Estate Investment Trusts (NAREIT) in 1996. He is a member of the New York and Philadelphia Societies of Security Analysts, the Real Estate Analyst's Group and an associate member of NAREIT.

T. RITSON FERGUSON, CFA is President, Co-Chief Investment Officer and Co-Portfolio Manager of the Adviser. Mr. Ferguson provides oversight of CRA's operations and is a member of the firm's Investment Policy Committee and Investment Committee. Mr. Ferguson has been a portfolio manager with the Adviser and it predecessors since 1992. Before joining CRA, Mr. Ferguson gained extensive direct real estate investment experience at Radnor Advisors and Trammell Crow Company where he was involved in all facets of the acquisition, development and management of commercial real estate since 1986. Mr. Ferguson also served as a Captain in the U.S. Air Force. He received his MBA with distinction from Wharton (University of Pennsylvania) and holds a B.S. from Duke University (summa cum laude, Phi Beta Kappa). Mr. Ferguson studied at Oxford University as an A.B. Duke Scholar. He is a member of the Financial Analysts of Philadelphia and an associate member of NAREIT. He is a Chartered Financial Analyst (CFA).

The following graph presents the composite compounded annual rates of total return attained by all of the accounts managed by CRA Real Estate Securities L.P. and its predecessors with investment objectives and policies substantially similar to those of the Portfolio for the time periods indicated, compared to the NAREIT - All REITs Index and the Wilshire Real Estate Securities Index.

Past Performance of CRA and its Predecessors
Periods Ending November 30, 1996

                                                                                                        Since
                                                                                                        Inception
Total Return               1 Year      3 Years(Annualized)   5 Years(Annualized)  10 Years(Annualized)  (October, 1984)(Annualized)
CRA and its predecessors   34.3%            16.1%                 19.6%                   9.6%             10.8%

NAREIT-All REITS           30.2%            13.8%                 15.4%                   7.8%              9.0%
Index

Wilshire Real Estate       30.9%            12.6%                 13.8%                   5.0%              7.8%
Securities

[In the printed prospectus, the foregoing information will be in a bar graph format.]

* The performance results described above are based on a composite of all discretionary real estate securities portfolios that were advised by CRA and its predecessors with investment objectives and policies substantially similar to those of the Portfolio through September 30, 1996. Audit Investments, Inc. ("Audit") was formed on January 29, 1969 and began managing accounts with investment objectives and policies similar to those of the Portfolio in October, 1984. Audit was reorganized into Campbell Radnor Advisors on January 1, 1994. Campbell Radnor Advisors was subsequently reorganized into CRA Real Estate Securities L.P. on March 31, 1995. The same advisory personnel who have previously managed the discretionary portfolio accounts at each of the predecessors serve as portfolio managers for the Portfolio. These accounts were managed by Mr. Campbell through November, 1992; Mr. Ferguson became a co-portfolio manager with Mr. Campbell in December, 1992; and Messrs. Campbell and Ferguson co-managed the accounts for all subsequent periods shown. The results are net of the private account advisory fees and assume the reinvestment of dividends. As of November 30, 1996, CRA had $456.6 million in assets under management, all of which is represented in the foregoing results.

The Wilshire and NAREIT indices are unmanaged indices without transaction costs and are widely recognized as indicators of the performance of the real estate securities market. The Wilshire Real Estate Securities Index is a market-weighted index comprised of equity REITs and Real Estate Operating Companies. The NAREIT index is a market-weighed index comprised of all of the tax-qualified REITs listed on the New York Stock Exchange, American Stock Exchange and the NASDAQ National Market System.

Registered investment companies managed by the Advisor, including the Portfolio, are subject to certain regulatory and tax restrictions on investment that are not applicable to the Advisor's private accounts. Additionally, the operating expenses of the Portfolio will be different from, and may be higher than, the operating expenses of the individual accounts. The performances of CRA and its predecessors is provided merely to indicate their proficiency in managing similar investment portfolios. Investors should note that past performance is no guarantee of future results.

THE ADMINISTRATOR

SEI Fund Resources (the "Administrator"), serves as the administrator of the Fund. The Administrator, provides the Fund with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities. The Administrator is a Delaware business trust and SEI Financial Management Corporation, a wholly owned subsidiary of SEI Corporation ("SEI"), is the owner of all beneficial interests in the Administrator.

For these administrative services, the Administrator is entitled to a fee from the Portfolio, which fee is calculated daily and paid monthly, at an annual rate of 0.15% of the first $100 million of the Portfolio's average daily net assets; 0.125% of the next $100 million of the Portfolio's average daily net assets; 0.10% of the next $100 million of the Portfolio's average daily net assets; and 0.08% of the Portfolio's average daily net assets over $300 million. However, the Portfolio pays the Administrator a minimum annual fee of $75,000, which will be waived during the first four months of operations.

The Administrator also serves as the shareholder servicing agent for the Portfolio under a shareholder servicing agreement with the Fund.

THE TRANSFER AGENT

DST Systems, Inc., 1004 Baltimore St., Second Floor, Kansas City, Missouri 64105 (the "Transfer Agent") serves as the transfer agent and dividend disbursing agent for the Fund under a transfer agency agreement with the Fund.

THE DISTRIBUTOR

SEI Financial Services Company (the "Distributor"), a wholly-owned subsidiary of SEI, serves as the Fund's distributor pursuant to a distribution agreement (the "Distribution Agreement"). No compensation is paid to the Distributor for distribution services for the shares of the Portfolio.

SHAREHOLDER SERVICES

The Fund has adopted a shareholder servicing plan for Class A shares (the "Service Plan") under which a shareholder servicing fee of up to .25% of average daily net assets attributable to Class A shares will be paid to the Distributor. Under the Service Plan, the Distributor may perform, or may compensate other service providers for performing, the following shareholder services: sub-accounting; providing information on share positions to clients; forwarding shareholder communications to clients; processing purchase, redemption orders; and processing dividend payments. Under the Service Plan, the Distributor may retain as a profit any difference between the fee it receives and the amount it pays to third parties.

PORTFOLIO TRANSACTIONS

The Advisory Agreement authorizes the Adviser to select broker-dealers that will execute the purchase or sale of investment securities for the Portfolio and directs the Adviser to seek to obtain the best net results.

The Portfolio may execute brokerage or other agency transactions through the Distributor for which the Distributor may receive usual and customary compensation. Because shares of the Portfolio are not marketed through intermediary broker-dealers, it is not the Portfolio's practice to allocate brokerage or effect principal transactions with broker-dealers on the basis of sales of shares that may be made through such firms. However, the Adviser may place orders for the Portfolio with qualified broker-dealers who refer clients to the Portfolio.

PURCHASE AND REDEMPTION OF SHARES

Investors may purchase and redeem shares of the Portfolio directly through the Transfer Agent, P.O. Box 419009, Kansas City, Missouri 64141-6009 by mail or wire transfer. All shareholders may place wire transfer orders and redemption orders by telephone; when market conditions are extremely busy, it is possible that investors may experience difficulties placing orders by telephone and may wish to place orders by mail. Purchases and redemptions of shares of the Portfolio may be made on any Business Day. Shares of the Portfolio are offered only to residents of states in which such shares are eligible for purchase. Certain broker-dealers assist their clients in the purchase or redemptions of shares from the Distributor and charge a fee for this service in addition to the Portfolio's public offering price.

The Portfolio is eligible for investment by tax-deferred retirement programs such as 401(K) plans, Simplified Employee Pension Plans ("SEP accounts") and IRAs. All accounts established in the Portfolio under such programs must elect to have all dividends reinvested in the Portfolio.

MINIMUM INVESTMENT AND ACCOUNT SIZES AND INVOLUNTARY REDEMPTION OF SHARES

For a Portfolio account, the minimum initial investment and minimum account size are $5,000 for Class A shares and $100,000 for Institutional shares. If the value of a Portfolio account falls below $5,000 for Class A shares or below $100,000 for Institutional shares because of shareholder redemption(s), the Fund will notify the shareholder, and if the account value remains below $5,000 or $100,000, respectively, for a continuous 60-day period, the shares in such account are subject to redemption by the Fund and, if redeemed, the net asset value of such shares will be promptly paid to the shareholder.

The Fund, however, will not redeem shares based solely upon changes in the market that reduce the net asset value of shares. Under current tax law, conversions between share classes are not a table event to the shareholder.

The Fund reserves the right to modify or terminate the involuntary redemption features of the shares as stated above at any time upon 60 days' notice to shareholders.

Investors may also invest in the Fund by purchasing shares through a trust department, broker, dealer, agent, financial planner, financial services firm or investment adviser. An investor may be charged an additional service or transaction fee by that institution.

The Fund reserves the right to waive minimum initial investment in its sole discretion. In addition, the minimum investment levels and account sizes will be waived at the discretion of the Adviser for (i) certain trust departments, brokers, dealers, agents, financial planners, financial services firms, or investment advisers that have entered into an agreement with the Administrator or its affiliates; and (ii) retirement and deferred compensation plans and trusts used to fund such plans, including, but not limited to, those defined in
Section 401(a), 403(b) or 457 of the Code, and "rabbi trusts." Further information regarding rabbi trusts is set forth in the Statement of Additional Information.

INITIAL PURCHASES DIRECTLY FROM THE FUND

The Fund's determination of an investor's eligibility to purchase shares of a given class will take precedence over the investor's selection of a class. Assuming the investor is eligible for the class, the Fund will select the most favorable class for the investor, if the investor has not done so.

PURCHASES BY MAIL

An account may be opened by mailing a check or other negotiable bank draft (payable to the name of the Portfolio) for $5,000 or more for Class A shares and $100,000 or more for Institutional shares, together with a completed Account Application to the Transfer Agent, P.O. Box 419009, Kansas City, Missouri 64141-6009. Subsequent investments may also be mailed directly to the Transfer Agent. All purchases made by check should be in U.S. dollars and made payable to CRA Realty Shares Portfolio. Third party checks, credit cards, credit card checks and cash will not be accepted. When purchases are made by check, redemption proceeds will not be forwarded until the investment being redeemed has been in the account for up to 15 business days.

PURCHASES BY WIRE TRANSFER

Shareholders having an account with a commercial bank that is a member of the Federal Reserve System may purchase shares of the Portfolio by requesting their bank to transmit funds by wire to: United Missouri Bank, N.A.; ABA
#10-10-00695; for Account Number 98-7052-396-5; Further Credit: CRA Realty Shares Portfolio. The shareholder's name and account number must be specified in the wire.

Initial Purchases: Before making an initial investment by wire, an investor must first telephone 1-800-808-4921 to be assigned an account number. The investor's name, account number, taxpayer identification number or Social Security number, and address must be specified in the wire. In addition, an Account Application should be promptly forwarded to: DST Systems, Inc., P.O. Box 419009, Kansas City, Missouri 64141-6009.

Subsequent Purchases: Additional investments may be made at any time through the wire procedures described above, which must include a shareholder's name and account number. The investor's bank may impose a fee for investments by wire.

General Information Regarding Purchases

A purchase order will be effective as of the day received by the Transfer Agent if the Transfer Agent receives the order and payment before 4:00 p.m., Eastern time. Payment may be made by check or readily available funds. The purchase price of shares of the Portfolio is the net asset value per share next determined after a purchase order is effective. Purchases will be made in full and fractional shares of a Portfolio calculated to three decimal places. The Fund will not issue certificates representing shares of the Portfolio.

If a check received for the purchase of shares does not clear, the purchase will be canceled, and the investor could be liable for any losses or fees incurred. The Fund reserves the right to reject a purchase order when the Fund determines that it is not in the best interest of the Fund or its shareholders to accept such order.

SYSTEMATIC INVESTMENT PLAN -- A shareholder may also arrange for periodic additional investments in the Portfolio through automatic deductions by Automated Clearing House ("ACH") transfers from a checking or savings account by completing the appropriate section of the Account Application form. This Systematic Investment Plan is subject to the account minimum initial purchase amounts and a minimum pre-authorized investment amount of $50 per month. An Account Application form may be obtained by calling 1-800-932-7781.


REDEMPTIONS


Redemption orders received by the Transfer Agent prior to 4:00 p.m., Eastern time on any Business Day will be effective that day. The redemption price of shares is the net asset value per share of the Portfolio next determined after the redemption order is effective. Payment on redemption will be made as promptly as possible and, in any event, within seven days after the redemption order is received, provided, however, that redemption proceeds for shares purchased by check (including certified or cashier's checks) will be forwarded only upon collection of payment for such shares; collection of payment may take up to 15 days. Shareholders may not close their accounts by telephone.

The Portfolio charges a redemption fee of 0.75% on redemptions of shares that have been held less than six months. The fee is deducted before your redemption proceeds are mailed or wired to you; you cannot pay the fee separately. If some of the shares that you are redeeming have been held for six months or more, the fee will only apply to those shares held less than six months. The fee does not apply to reinvested dividends. The redemption fee is designed to discourage short-term trading and any proceeds of such fee will be credited to the net assets of the Portfolio.

Shareholders may receive redemption payments in the form of a check or by Federal Reserve wire transfer or ACH wire transfer. There is no charge for having a check for redemption proceeds mailed. The custodian will deduct a wire charge, currently $10.00, from the amount of a wire redemption payment. Shareholders cannot redeem shares of a Portfolio by Federal Reserve wire on federal holidays restricting wire transfers. The Fund does not charge for ACH wire transfers; however, such transactions will not be posted to a shareholder's bank account until the second Business Day following the transaction.

SYSTEMATIC WITHDRAWAL PLAN -- The Portfolio offers a Systematic Withdrawal Plan (the "SWP") for shareholders who wish to receive regular distributions from their account. Upon commencement of the SWP, the account must have a current value of $25,000 or more. Shareholders may elect to receive automatic payments via ACH wire transfers of $100 or more on a monthly, quarterly, semi-annual or annual basis. An application form for SWP may be obtained by calling 1-800-932-7781.

Shareholders should realize that if withdrawals exceed income dividends, their invested principal in the account will be depleted. Thus, depending on the frequency and amounts of the withdrawal payments and/or any fluctuations in the net asset value per share, their original investment could be exhausted entirely. To participate in the SWP, shareholders must have their dividends automatically reinvested. Shareholders may change or cancel the SWP at any time, upon written notice to the Transfer Agent.

Neither the Fund nor the Transfer Agent will be responsible for the authenticity of instructions received by telephone if they reasonably believe those instructions to be genuine. The Fund and the Transfer Agent will each employ reasonable procedures to confirm that telephone instructions are genuine. Such procedures may include taping of telephone conversations.

The right of redemption may be suspended or the date of payment of redemption proceeds postponed during certain periods as set forth more fully in the Statement of Additional Information.

NET ASSET VALUE

The net asset value per share of a class of the Portfolio is determined by dividing the total market value of the Portfolio's investments and other assets attributable to the class, less any liabilities attributable to the class, by the total number of shares of that class in the Portfolio that are outstanding. Net asset value per share is determined daily as of the close of business of the New York Stock Exchange (normally, 4:00 p.m., Eastern time) on any Business Day.

PERFORMANCE

From time to time, the Portfolio may advertise its yield and total return. These figures will be based on historical earnings and are not intended to indicate future performance. No representation can be made regarding actual future yields or returns. The yield of the Portfolio refers to the annualized income generated by an investment in the Portfolio over a specified 30-day period. The yield is calculated by assuming that the same amount of income generated by the investment during that period is generated in each 30-day period over one year and is shown as a percentage of the investment.

The total return of the Portfolio refers to the average compounded rate of return on a hypothetical investment, for designated time periods (including but not limited to the period from which the Portfolio commenced operations through the specified date), assuming that the entire investment is redeemed at the end of each period and assuming the reinvestment of all dividend and capital gain distributions.

The performance figures for Class A shares will generally be lower than those for Institutional shares because of the shareholder servicing fees charged to Class A shares.

The Portfolio may periodically compare its performance to that of other mutual funds tracked by mutual fund rating services (such as Lipper Analytical Services, Inc.), or by financial and business publications and periodicals, of broad groups of comparable mutual funds, unmanaged indices, which may assume investment of dividends but generally do not reflect deductions for administrative and management costs, or other investment alternatives. The Portfolio may quote Morningstar, Inc., a service that ranks mutual funds on the basis of risk-adjusted performance. The Portfolio may quote Ibbotson Associates of Chicago, Illinois, which provides historical returns of the capital markets in the U.S. The Portfolio may use long term performance of these capital markets to demonstrate general long-term risk versus reward scenarios and could include the value of a hypothetical investment in any of the capital markets. The Portfolio may also quote financial and business publications and periodicals as they relate to fund management, investment philosophy, and investment techniques. The Portfolio may also quote indices relating to real estate securities published by the National Association of Real Estate Investment Trusts (NAREIT) and Wilshire Associates Incorporated ("Wilshire").

The Portfolio may quote various measures of volatility and benchmark correlation in advertising and may compare these measures to those of other funds. Measures of volatility attempt to compare historical share price fluctuations or total returns to a benchmark while measures of benchmark correlation indicate how valid a comparative benchmark might be. Measures of volatility and correlation are calculated using averages of historical data and cannot be calculated precisely.

Additional performance information regarding the Portfolio will be set forth in the Fund's Annual Report to Shareholders, which, when available, may be obtained on request and without charge by calling 1-800-932-7781.

TAXES

The following summary of federal income tax consequences is based on current tax laws and regulations, which may be changed by legislative, judicial or administrative action.

No attempt has been made to present a detailed explanation of the federal, state, or local income tax treatment of the Portfolio or its shareholders. Accordingly, shareholders are urged to consult their tax advisors regarding specific questions as to federal, state and local income taxes.

TAX STATUS OF THE PORTFOLIO:

The Portfolio is treated as a separate entity for federal income tax purposes and is not combined with the Fund's other portfolios. The Portfolio intends to qualify for the special tax treatment afforded regulated investment companies as defined under Subchapter M of the Code. So long as the Portfolio qualifies for this special tax treatment, it will be relieved of federal income tax on that part of its net investment income and net capital gain (the excess of net long-term capital gain over net short-term capital loss) which it distributes to shareholders.

TAX STATUS OF DISTRIBUTIONS:

The Portfolio will distribute all of its net investment income (including, for this purpose, net short-term capital gain) to shareholders. Dividends from net investment income will be taxable to shareholders as ordinary income whether received in cash or in additional shares. It can be expected that only certain dividends of the Portfolio will qualify for that deduction. Any net capital gains will be distributed annually and will be taxed to shareholders as long-term capital gains, regardless of how long the shareholder has held shares. The Portfolio will make annual reports to shareholders of the federal income tax status of all distributions, including the amount of dividends eligible for the dividends-received deduction.

Certain securities purchased by the Portfolio (such as STRIPS) are sold with original issue discount and thus do not make periodic cash interest payments. For a further description of such securities, see "Description of Permitted Investments and Risk Factors" below. The Portfolio will be required to include as part of its current income the accrued discount on such obligations even though the Portfolio has not received any interest payments on such obligations during that period. Because the Portfolio distributes all of its net investment income to its shareholders, the Portfolio may have to sell portfolio securities to distribute such accrued income, which may occur at a time when the Adviser would not have chosen to sell such securities and which may result in a taxable gain or loss.

Dividends declared by the Portfolio in October, November or December of any year and payable to shareholders of record on a date in one of those months will be deemed to have been paid by the Portfolio and received by the shareholders on December 31 of that year, if paid by the Portfolio at any time during the following January.

The Portfolio intends to make sufficient distributions prior to the end of each calendar year to avoid liability for federal excise tax.

Sale or redemption of the Portfolio's shares is a taxable event to the shareholder.


GENERAL INFORMATION


THE FUND

The Fund, an open-end investment management company that offers shares of diversified and non-diversified portfolios, was organized under Massachusetts law as a business trust under a Declaration of Trust dated July 18, 1991. The Declaration of Trust permits the Fund to offer separate series ("portfolios") of shares. All consideration received by the Fund for shares of any portfolio and all assets of such portfolio belong to that portfolio and would be subject to liabilities related thereto. The Fund reserves the right to create and issue shares of additional portfolios.

The Fund pays its (i) operating expenses, including fees of its service providers, expenses of preparing prospectuses, proxy solicitation material and reports to shareholders, costs of custodial services and registering its shares under federal and state securities laws, pricing and insurance expenses, brokerage costs, interest charges, taxes and organization expenses and (ii) pro rata share of the Fund's other expenses, including audit and legal expenses. The Portfolio's expense ratios are disclosed under "Financial Highlights."

TRUSTEES OF THE FUND

The management and affairs of the Fund are supervised by the Trustees under the laws of the Commonwealth of Massachusetts. The Trustees have approved contracts under which, as described above, certain companies provide essential management services to the Fund.

VOTING RIGHTS

Shareholders of record are entitled to one vote (or fraction thereof) for each share (or fractional share) held. Each of the Fund's portfolios (or classes of such portfolios) will vote separately on matters relating solely to the particular portfolio or class thereof. As a Massachusetts business trust, the Fund is not required to hold annual meetings of shareholders but shareholders' approval will be sought for certain changes in the operation of the Fund and for the election of Trustees under certain circumstances. In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Fund. In the event that such a meeting is requested, the Fund will provide appropriate assistance and information to the shareholders requesting the meeting.

REPORTING

The Fund issues unaudited financial information semi-annually and audited financial statements annually for the Portfolio. The Fund also furnishes periodic reports and, as necessary, proxy statements to shareholders of record.

SHAREHOLDER INQUIRIES

Shareholder inquiries should be directed to The Advisors' Inner Circle Fund, P.O. Box 419009, Kansas City, Missouri 64141-6009 or by calling 1-800-932-7781.
Purchases and redemptions of shares should be made through the Transfer Agent by calling 1-800-808-4921.

DIVIDENDS AND DISTRIBUTIONS

Substantially all of the net investment income (exclusive of capital gains) of the Portfolio is distributed in the form of quarterly dividends. Shareholders of record on the next to last Business Day of each quarter will be entitled to receive the quarterly dividend distribution, which is generally paid within 10 Business Days after the end of the quarter. If any capital gains are realized, substantially all of it will be distributed at least annually.

Shareholders automatically receive all income dividends and capital gains distributions in additional shares, unless the shareholder has elected to take such payment in cash. Shareholders may change their election by providing written notice to the Transfer Agent at least 15 days prior to the distribution. Shareholders may receive payments for cash distributions in the form of a check or by Federal Reserve wire transfer or ACH wire transfers.

Dividends and other distributions of the Portfolio are paid on a per share basis. The value of each share will be reduced by the amount of the payment. If shares are purchased shortly before the record date for a distribution of ordinary income or capital gains, a shareholder will pay the full price for the shares and receive some portion of the price back as a taxable dividend or distribution.

COUNSEL AND INDEPENDENT PUBLIC ACCOUNTANTS

Morgan, Lewis & Bockius LLP serves as counsel to the Fund. Arthur Andersen LLP serves as the independent public accountants of the Fund.

CUSTODIAN

CoreStates Bank, N.A., Broad and Chestnut Streets, P.O. Box 7618, Philadelphia, Pennsylvania 19101 acts as the custodian (the "Custodian") of the Fund. The Custodian holds cash, securities and other assets of the Fund as required by the 1940 Act.

DESCRIPTION OF PERMITTED INVESTMENTS AND RISK FACTORS
================================================================================

The following is a description of the permitted investment practices for the Portfolio, and the associated risk factors:

CONVERTIBLE SECURITIES -- Convertible securities are corporate securities that are exchangeable for a set number of another security at a prestated price. Convertible securities typically have characteristics similar to both fixed-income and equity securities. Because of the conversion feature, the market value of a convertible security tends to move with the market value of the underlying stock. The value of a convertible security is also affected by prevailing interest rates, the credit quality of the issuer, and any call provisions.

EQUITY SECURITIES -- Equity securities represent ownership interests in a company or corporation and include common stock, preferred stock, and warrants and other rights to acquire such instruments. Investments in common stocks are subject to market risks which may cause their prices to fluctuate over time. The value of convertible securities is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions. Changes in the value of portfolio securities will not necessarily affect cash income derived from these securities but will affect the Portfolio's net asset value.

FIXED INCOME SECURITIES -- Fixed income securities are debt obligations issued by corporations, municipalities and other borrowers. The market value of fixed income investments will generally change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. Changes by recognized agencies in the rating of any fixed income security and in the ability of an issuer to make payments of interest and principal will also affect the value of these investments. Changes in the value of portfolio securities will not affect cash income derived from these securities but will affect a Portfolio's net asset value.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS -- Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. The Portfolio may use futures contracts and related options for bona fide hedging purposes, to offset changes in the value of securities held or expected to be acquired or be disposed of, or to gain exposure to a particular market or instrument. A

Fund will minimize the risk that it will be unable to close out a futures contract by only entering into futures contracts which are traded on national futures exchanges. In addition, a Fund will sell only covered futures contracts and options on futures contracts. In order to avoid leveraging and related risks, when the Portfolio purchases futures contracts, it will collateralize its position by depositing an amount of cash or liquid securities, equal to the market value of the futures positions held, less margin deposits, in a segregated account with a third party custodian. Collateral equal to the current market value of the futures position will be marked to market on a daily basis.

There are risks associated with these activities, including the following:
(1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates, (2) there may be an imperfect or no correlation between the changes in market value of the securities held by the Portfolio and the prices of futures and options on futures, (3) there may not be a liquid secondary market for a futures contract or option,
(4) trading restrictions or limitations may be imposed by an exchange, and (5) government regulations may restrict trading in futures contracts and futures options.

ILLIQUID SECURITIES -- Illiquid securities are securities that cannot be disposed of within seven business days at approximately the price at which they are being carried on the Fund's books. Illiquid securities include demand instruments with a demand notice period exceeding seven days, securities for which there is no secondary market, and repurchase agree-ments with durations over 7 days in length.

LOWER RATED SECURITIES -- The Portfolio may invest in lower rated securities. Lower rated securities (i.e., high yield securities or "junk bonds") are more likely to react to developments affecting market and credit risk than are more highly rated securities, which primarily react to movements in the general level of interest rates. Yields and market values of high yield securities will fluctuate over time, reflecting not only changing interest rates but the market's perception of credit quality and the outlook for economic growth. When economic conditions appear to be deteriora-ting, medium to lower rated securities may decline in value due to heightened concern over credit quality, regardless of prevailing interest rates.

MONEY MARKET INSTRUMENTS -- Money market securities are high-quality, U.S. dollar-denominated, short-term debt instruments. They consist of: (i) bankers' acceptances, certificates of deposits, notes and time deposits of highly-rated U.S. banks and U.S. branches of foreign banks; (ii) U.S. Treasury obligations and obligations issued or guaranteed by the agencies and instrumentalities of the U.S. Government;
(iii) high-quality commercial paper issued by U.S. and foreign corporations;
(iv) debt obligations with a maturity of one year or less issued by corporations with outstanding high-quality commercial papers; and (v) repurchase agreements involving any of the foregoing obligations entered into with highly-rated banks and broker-dealers.

NON-DIVERSIFICATION -- Investment in the Portfolio, a non-diversified mutual fund, may entail greater risk than would investment in a diversified investment company because the concentration in securities of relatively few issuers could result in greater fluctuation in the total market value of the Portfolio's holdings. Any economic, political, or regulatory developments affecting the value of the securities the Portfolio holds could have a greater impact on the total value of the Portfolio's holdings than would be the case if the portfolio securities were diversified among more issuers. The Portfolio intends to comply with the diversification requirements of Subchapter M of the Code. In accordance with these requirements, the Portfolio will not invest more than 5% of its total assets in any one issuer; this limitation applies to 50% of the Portfolio's total assets.

OPTIONS -- A put option gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying commodity or index at any time during the option period. A call option gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period. The initial purchase (sale) of an option contract is an "opening transaction." In order to close out an option position, the Portfolio may enter into a "closing transaction," which is simply the sale (purchase) of an option contract on the same security with the same exercise price and expiration date as the option contract originally opened. If the Portfolio is unable to effect a closing purchase transaction with respect to an option it has written, it will not be able to sell the underlying security until the option expires or the Portfolio delivers the security upon exercise.

Risk Factors. Risks associated with options transactions include: (1) the
------------
success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect correlation between the movement in prices of options and the securities underlying them; (3) there may not be a liquid secondary market for options; and (4) while the Portfolio will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.

REAL ESTATE SECURITIES -- The Portfolio may be subject to the risks associated with the direct ownership of real estate because of its policy of concentration in the securities of companies principally engaged in the real estate industry. For example, real estate values may fluctuate as a result of general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, demographic trends and variations in rental income, changes in zoning laws, casualty or condemnation losses, regulatory limitations on rents, changes in neighborhood values, related party risks, changes in how appealing properties are to tenants, changes in interest rates and other real estate capital market influences. The value of securities of companies which service the real estate business sector may also be affected by such risks.

Because the Portfolio may invest a substantial portion of its assets in REITs, the Portfolio may also be subject to certain risks associated with the direct investments of the REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. Mortgage REITs may be affected by the quality of the credit extended. Furthermore, REITs are dependent on specialized management skills. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and to self-liquidations. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Code or its failure to maintain exemption from registration under the 1940 Act. Changes in prevailing interest rates may inversely affect the value of the debt securities in which the Portfolio will invest. Changes in the value of portfolio securities will not necessarily affect cash income derived from these securities but will affect the Portfolio's net asset value. Generally, increases in interest rates will increase the costs of obtaining financing which could directly and indirectly decrease the value of the Portfolio's investments.

U.S. GOVERNMENT AGENCIES -- Obligations issued or guaranteed by agencies of the U.S. Government, including, among others, the Federal Farm Credit Bank, the Federal Housing Administration and the Small Business Administration, and obligations issued or guaranteed by instrumentalities of the U.S. Government, including, among others, the Federal Home Loan Mortgage Corporation, the Federal Land Banks and the U.S. Postal Service. Some of these securities are supported by the full faith and credit of the U.S. Treasury (e.g., Government National Mortgage Association), others are supported by the right of the issuer to borrow from the Treasury (e.g., Federal Farm Credit Bank), while still others are supported only by the credit of the instrumentality (e.g., Federal National Mortgage Association). Guarantees of principal by agencies or instrumentalities of the U.S. Government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing on the obligation prior to maturity. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities nor to the value of the Portfolio's shares.

U.S. TREASURY OBLIGATIONS -- U.S. Treasury obligations consist of bills, notes and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of such obligations that are transferable through the Federal book-entry Principal Securities ("STRIPS").

VARIABLE AND FLOATING RATE INSTRUMENTS -- Certain obligations may carry variable or floating rates of interest, and may involve a conditional or unconditional demand feature. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices. The interest rates on these securities may be reset daily, weekly, quarterly or some other reset period, and may have a floor or ceiling on interest rate changes. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such security.



Additional information on permitted investments and risk factors can be found in the Statement of Additional Information.

Fund:
THE ADVISORS' INNER CIRCLE FUND



Portfolio:
CRA REALTY SHARES PORTFOLIO



Adviser:
CRA REAL ESTATE SECURITIES L.P.




Distributor:
SEI FINANCIAL SERVICES COMPANY



Administrator:
SEI FUND RESOURCES



Legal Counsel:
MORGAN, LEWIS & BOCKIUS LLP



Independent Public Accountants:
ARTHUR ANDERSEN LLP



January 1, 1997

                                     Fund:

                        THE ADVISORS' INNER CIRCLE FUND

                                  Portfolio:

                          CRA REALTY SHARES PORTFOLIO

                              Investment Adviser:
                        CRA REAL ESTATE SECURITIES L.P.

This Statement of Additional Information is not a prospectus and relates only to the CRA Realty Shares Portfolio (the "Portfolio"). It is intended to provide additional information regarding the activities and operations of The Advisors' Inner Circle Fund (the "Fund") and the Portfolio and should be read in conjunction with the Portfolio's Prospectus dated January 1, 1997. The Prospectus for the Portfolio may be obtained by calling 1-800-932-7781.

                               TABLE OF CONTENTS

THE FUND ................................................................ S -  2
DESCRIPTION OF PERMITTED INVESTMENTS..................................... S -  2
INVESTMENT LIMITATIONS................................................... S -  9
THE ADVISER.............................................................. S - 11
THE ADMINISTRATOR........................................................ S - 11
THE DISTRIBUTOR.......................................................... S - 12
TRUSTEES AND OFFICERS OF THE FUND........................................ S - 13
COMPUTATION OF YIELD AND TOTAL RETURN.................................... S - 16
PURCHASE AND REDEMPTION OF SHARES........................................ S - 17
DETERMINATION OF NET ASSET VALUE......................................... S - 17
TAXES    ................................................................ S - 18
PORTFOLIO TRANSACTIONS................................................... S - 20
DESCRIPTION OF SHARES.................................................... S - 21
SHAREHOLDER LIABILITY.................................................... S - 21
LIMITATION OF TRUSTEES' LIABILITY........................................ S - 22
EXPERTS  ................................................................ S - 22
APPENDIX ..............................................................   A -  1

January 1, 1997

THE FUND

This Statement of Additional Information relates only to the CRA Realty Shares Portfolio (the "Portfolio"). The Portfolio is a separate series of The Advisors' Inner Circle Fund (the "Fund"), an open-end investment management company that offers shares of diversified and non-diversified portfolios, established under Massachusetts law as a Massachusetts business trust under a Declaration of Trust dated July 18, 1991. The Declaration of Trust permits the Fund to offer separate series ("portfolios") of shares of beneficial interest ("shares"). Each port-folio is a separate mutual fund, and each share of each portfolio represents an equal proportionate interest in that portfolio. See "Description of Shares." No investment in shares of a portfolio should be made without first reading that portfolio's prospectus. Capitalized terms not defined herein are defined in the Prospectus offering shares of the Portfolio.

DESCRIPTION OF PERMITTED INVESTMENTS

BANKERS' ACCEPTANCES -- A bankers' acceptance is a bill of exchange or time draft drawn on and accepted by a commercial bank. It is used by corporations to finance the shipment and storage of goods and to furnish dollar exchange. Maturities are generally six months or less.

CERTIFICATES OF DEPOSIT -- A certificate of deposit is a negotiable, interest-bearing instrument with a specific maturity. Certificates of deposit are issued by banks and savings and loan institutions in exchange for the deposit of funds, and normally can be traded in the secondary market prior to maturity. Certifi-cates of deposit have penalties for early withdrawal.

COMMERCIAL PAPER -- Commercial paper is the term used to designate unsecured, short-term promissory notes issued by corporations and other entities. Maturi-ties on these issues vary from a day to nine months.

CONVERTIBLE SECURITIES -- Convertible securities have characteristics similar to both fixed income and equity securities. Because of the conversion feature, the market value of convertible securities tends to move together with the market value of the underlying stock. As a result, the Portfolio's selection of con-vertible securities is based, to a great extent, on the potential for capital appreciation that may exist in the underlying stock. The value of convertible securities is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions.

LOWER RATED SECURITIES -- The Portfolio will invest in lower-rated bonds commonly referred to as "junk bonds" or high-yield/high-risk securities.
Lower rated securities are
defined as securities below the fourth highest rating category by a nationally recognized statistical rating organization ("NRSRO"). Such obligations are speculative and may be in default. There is no bottom limit on the ratings of high-yield securities that may be purchased or held by the Portfolio. In addition, the Portfolio may invest in unrated securities subject to the restrictions stated in the Prospectus.

     Certain Risk Factors Relating to High-Yield, High-Risk Securities. The descriptions below are intended to supplement the discussion in the Prospectus under "Risk Factors."

     Growth of High-Yield Bond, High-Risk Bond Market. The widespread expansion of government, consumer and corporate debt within the U.S. economy has made the corporate sector more vulnerable to economic downturns or increased interest rates. Further, an economic downturn could severely disrupt the market for lower rated bonds and adversely affect the value of outstanding bonds and the ability of the issuers to repay principal and interest.

     Sensitivity to Interest Rate and Economic Changes. Lower rated bonds are very sensitive to adverse economic changes and corporate developments. During an economic down turn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a bond defaulted on its obligations to pay interest or principal or entered into bankruptcy proceedings, the Portfolio may incur losses or expenses in seeking recovery of amounts owed to it. In addition, periods of economic uncertainty and change can be expected to result in increased volatility of market prices of high-yield, high-risk bonds and the Portfolio's net asset value.

     Payment Expectations. High-yield, high-risk bonds may contain redemption or call provisions. If an issuer exercised these provisions in a declining interest rate market, the Portfolio would have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, a high-yield, high-risk bond's value will decrease in a rising interest rate market, as will the value of the Portfolio's assets. If the Portfolio experiences significant unexpected net redemptions, this may force it to sell high-yield, high-risk bonds without regard to their investment merits, thereby decreasing the asset base upon which expenses can be spread and possibly reducing the Portfolio's rate of return.

     Liquidity and Valuation. There may be little trading in the secondary market for particular bonds, which may affect adversely the Portfolio's ability to value accurately or dispose of such bonds. Adverse publicity and investor perception, whether or not based on fundamental analysis, may decrease the values and liquidity of high-yield, high-risk bonds, especially in a thin market.

     Legislation. Federal laws require the divestiture by federally insured savings and loan associations of their investments in lower rated bonds and limit the deductibility of interest by certain corporate issuers of high-yield bonds. These laws could adversely affect the Portfolio's net asset value and investment practices, the secondary market for high-yield securities, the financial condition of issuers of these securities and the value of outstanding high-yield securities.

     Taxes. The Portfolio may purchase debt securities (such as zero-coupon or pay-in- kind securities) that contain original issue discount. Original issue discount that accrues in a taxable year is treated as earned by the Portfolio and therefore is subject to the distribution requirements of the tax code. Because the original issue discount earned by the Portfolio in a taxable year may not be represented by cash income, the Portfolio may have to dispose of other securities and use the proceeds to make distributions to shareholders.

OPTIONS -- Options are contracts that give one of the parties to the contract the right to buy or sell the security that is subject to the option at a stated price during the option period, and obligates the other party to the contract to buy or sell such security at the stated price during the option period.

The Portfolio may trade put and call options on securities and securities indices, as the advisers determine is appropriate in seeking the Portfolio's investment objective, and except as restricted by each Portfolio's investment limitations as set forth below. See "Investment Limitations."

A put option gives the purchaser (the Portfolio) the right to sell, and imposes on the writer an obligation to buy, the underlying security at the exercise price during the option period. The advantage to the Portfolio of buying the protective put is that if the price of the security falls during the option period, the Portfolio may exercise the put and receive the higher price for the security. However, if the security rises in value, the Portfolio will have paid a premium for the put, which will expire unexercised.

A call option gives the purchaser the right to buy and imposes on the writer (the Portfolio) the obligation to sell, the underlying security at the exercise price during the option period. The advantage to the Portfolio of writing covered call options is that the Portfolio receives a premium, which is additional income. However, if the security rises in value, the Portfolio may not fully participate in the market appreciation. During the option period, a covered call option writer may be assigned an exercise notice by the broker-dealer through whom such call option was sold requiring the writer to deliver the underlying security against payment of the exercise price. The Portfolio's obligation as the writer of a covered call is terminated upon the expiration of the option period or at such earlier time in which the writer effects a closing purchase transaction. As noted above, a closing purchase transaction is one in which the Portfolio, when obligated as a writer of an option, terminates its obligation by purchasing an option of the same series as the option previously written. A closing purchase transaction cannot be effected with respect to an option once the option writer has received an exercise notice for such option.

The market value of an option generally reflects the market price of an underlying security. Other principal factors affecting market value include supply and demand, interest rates, the pricing volatility of the underlying security and the time remaining until the expiration date.

REAL ESTATE INVESTMENT TRUSTS -- A REIT is a corporation or business trust (that would otherwise be taxed as a corporation) which meets the definitional requirements of the Internal Revenue Code of 1986, as amended (the "Code"). The Code permits a qualifying REIT to deduct from taxable income the dividends paid, thereby effectively eliminating corporate level federal income tax and making the REIT a pass-through vehicle for federal income tax purposes. To meet the definitional requirements of the Code, a REIT must, among other things: invest substantially all of its assets in interests in real estate (including mortgages and other REITs), cash and government securities; derive most of its income from rents from real property or interest on loans secured by mortgages on real property; and distribute annually 95% or more of its otherwise taxable income to shareholders.

REITs are sometimes informally characterized as Equity REITs and Mortgage REITs. An Equity REIT invests primarily in the fee ownership or leasehold ownership of land and buildings; a Mortgage REIT invests primarily in mortgages on real property, which may secure construction, development or long-term loans.

REITs in which the Portfolio invests may be affected by changes in underlying real estate values, which may have an exaggerated effect to the extent that REITs in which the Portfolio invests may concentrate investments in particular geographic regions or property types. Additionally, rising interest rates may cause investors in REITs to demand a higher annual yield from future distributions, which may in turn decrease market prices for equity securities issued by REITs. Rising interest rates also generally increase the costs of obtaining financing, which could cause the value of the Portfolio's investments to decline. During periods of declining interest rates, certain Mortgage REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may diminish the yield on securities issued by such Mortgage REITs. In addition, Mortgage REITs may be affected by the ability of borrowers to repay when due the debt extended by the REIT and equity REITs may be affected by the ability of tenants to pay rent.

Certain REITs have relatively small market capitalization, which may tend to increase the volatility of the market price of securities issued by such REITs. Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. By investing in REITs indirectly through the Portfolio, a shareholder will bear not only his proportionate share of the expenses of the Portfolio, but also, indirectly, similar expenses of the REITs. REITs depend generally on their ability to generate cash flow to make distributions to shareholders.

In addition to these risks, Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while Mortgage REITs may be affected by the quality of any credit extended. Further, Equity and Mortgage REITs are dependent upon management skills and generally may not be diversified. Equity and Mortgage REITs are also subject to heavy cash flow dependency defaults by borrowers and self-liquidation. In addition, Equity and Mortgage REITs could possibly fail to qualify for tax free pass-through of income under the Code or to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower's or a lessee's ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

REPURCHASE AGREEMENTS -- Repurchase agreements are agreements by which a person (e.g., the Portfolio) obtains a security and simultaneously commits to return the security to the seller (a member bank of the Federal Reserve System or primary securities dealer as recognized by the Federal Reserve Bank of New York) at an agreed upon price (including principal and interest) on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the underlying security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value of the underlying security.

Repurchase agreements are considered to be loans by the Portfolio for purposes of its investment limitations. The repurchase agreements entered into by the Portfolio will provide that the underlying security at all times shall have a value at least equal to 102% of the resale price stated in the agreement (the Adviser monitors compliance with this requirement). Under all repurchase agreements entered into by the Portfolio, the custodian or its agent must take possession of the underlying collateral. However, if the seller defaults, the Portfolio could realize a loss on the sale of the underlying security to the extent that the proceeds of the sale, including accrued interest, are less than the resale price provided in the agreement including interest. In addition, even though the Bankruptcy Code provides protection for most repurchase agreements, if the seller should be involved in bankruptcy or insolvency proceedings, the Portfolio may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Portfolio is treated as an unsecured creditor and is required to return the underlying security to the seller's estate.

RESTRICTED SECURITIES -- Restricted securities are securities that may not be sold freely to the public absent registration under the Securities Act of 1933, as amended (the "1933 Act"), or an exemption from registration. Section 4(2) commercial paper is issued in reliance on an exemption from registration under
Section 4(2) of the 1933 Act, and is generally sold to institutional investors who purchase for investment. Any resale of such commercial paper must be in an exempt transaction, usually to an institutional investor through the issuer or investment dealers who make a market on such commercial paper. Rule 144A securities are securities re-sold in reliance on an exemption from registration provided by Rule 144A under the 1933 Act.

SECURITIES LENDING -- In order to generate additional income, the Portfolio may lend its securities pursuant to agreements requiring that the loans be continuously secured by cash, securities of the U.S. Government or its agencies, or any combination of cash and such securities, in an amount at least equal to the market value of the loaned securities. Loans are made only to borrowers deemed by the advisers to be in good standing and when, in the judgment of the advisers, the consideration that can be earned currently from such loaned securities justifies the attendant risk. Any loan may be terminated by either party upon reasonable notice to the other party. The Portfolio may use the Distributor as a broker in these transactions.

TIME DEPOSITS -- Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits with a withdrawal penalty are considered to be illiquid securities.

VARIABLE OR FLOATING RATE INSTRUMENTS -- Variable or floating rate instruments may involve a demand feature and may include variable amount master demand notes available through the Custodian. Variable or floating rate instruments bear interest at a rate which varies with changes in market rates. The holder of an instrument with a demand feature may tender the instrument back to the issuer at par prior to maturity. A variable amount master demand note is issued pursuant to a written agreement between the issuer and the holder, its amount may be increased by the holder or decreased by the holder or issuer, it is payable on demand, and the rate of interest varies based upon an agreed formula. The quality of the underlying credit must, in the opinion of the Portfolio's advisers, be equivalent to the long-term bond or commercial paper ratings applicable to permitted investments for the Portfolio.

In case of obligations which include a put feature at the option of the debt holder, the date of the put may be used as an effective maturity date for the purpose of determining weighted average portfolio maturity.

WHEN-ISSUED SECURITIES -- When-Issued securities are securities that involve the purchase of debt obligations on a when-issued basis, in which case delivery and payment normally take place within 45 days after the date of commitment to purchase. The Portfolio will only make commitments to purchase obligations on a when-issued basis with the intention of actually acquiring the securities, but may sell them before the settlement date. The when-issued securities are subject to market fluctuation, and no interest accrues to the purchaser during this period. The payment obligation and the interest rate that will be received on the securities are each fixed at the time the purchaser enters into the commitment. Purchasing when-issued obligations results in leveraging, and can involve a risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction itself. In that case there could be an unrealized loss at the time of delivery. The Portfolio will establish a segregated account with the Custodian and maintain liquid assets in an amount at least equal in value to that Portfolio's commitments to purchase when-issued securities. If the value of these assets declines, the Portfolio involved will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments. Currently, the Portfolio intends to limit its commitments to purchase when-issued Securities to less than 5% of its net assets.

Other Investments

The Fund is not prohibited from investing in obligations of banks that are clients of SEI Corporation ("SEI"). However, the purchase of shares of the Fund by them or by their customers will not be a consideration in determining which bank obligations the Fund will purchase. The Fund will not purchase obligations of any of the advisers to the Fund. Distributions by the Portfolio out of income from taxable securities will generally be taxable to shareholders of such Portfolio as ordinary income.

Investment Company Shares

The Portfolio may invest in shares of other investment companies, to the extent permitted by applicable law and subject to certain restrictions. These investment companies typically incur fees that are separate from those fees incurred directly by the Portfolio. The Portfolio's purchase of such investment company securities results in the layering of expenses, such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying Portfolio expenses. Under applicable regulations, the Portfolio is prohibited from acquiring the securities of another investment company if, as a result of such acquisition: (1) the Portfolio owns more than 3% of the total voting stock of the other company; (2) securities issued by any one investment company represent more than 5% of the Portfolio's total assets; or (3) securities (other than treasury stock) issued by all investment companies represent more than 10% of the total assets of the Portfolio. See also "Investment Limitations." Additionally, the Portfolio currently intends to limit its investment in shares of other investment companies to less than 5% of its net assets.

INVESTMENT LIMITATIONS

Fundamental Policies

The following investment limitations are fundamental policies of the Portfolio that cannot be changed without the consent of the holders of a majority of the Portfolio's outstanding shares. The phrase "majority of the outstanding shares" means the vote of (i) 67% or more of the Portfolio's shares present at a meeting, if more than 50% of the outstanding shares of the Portfolio are present or represented by proxy, or (ii) more than 50% of the Portfolio's outstanding shares, whichever is less.

The Portfolio may not:

1.   Acquire more than 10% of the voting securities of any one issuer.

2.   Invest in companies for the purpose of exercising control.

3. Issue any class of senior security or sell any senior security of which it is the issuer, except that the Portfolio may borrow from any bank, provided that immediately after any such borrowing there is asset coverage of at least 300% for all borrowings of the Portfolio, and further provided that, to the extent that such borrowings exceed 5% of the Portfolio's total assets, all borrowings shall be repaid before the Portfolio makes additional investments. The term "senior security" shall not include any temporary borrowings that do not exceed 5% of the value of the Portfolio's total assets at the time the Portfolio makes such temporary borrowing. In addition, investment strategies that either obligate the Portfolio to purchase securities or require the Portfolio to segregate assets will not be considered borrowings or senior securities. This investment limitation shall not preclude the Portfolio from issuing multiple classes of shares in reliance on SEC rules or orders.

4. Make loans if, as a result, more than 33 1/3% of its total assets would be lent toother parties, except that the Portfolio may (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) lend its securities.

5. Purchase or sell real estate, physical commodities, or commodities contracts, except that the Portfolio may purchase (i) marketable securities issued by companies which own or invest in real estate (including real estate investment trusts), commodities or commodities contracts, and (ii) commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.

6. Act as an underwriter of securities of other issuers except as it may be deemed anunderwriter in selling a portfolio security.

7. Purchase securities of other investment companies except as permitted by the 1940Act and the rules and regulations thereunder.

The foregoing percentages, except with respect to fundamental limitation No. 3, will apply at the time of the purchase of a security.

In addition to the foregoing fundamental limitations, it is a fundamental policy of the Portfolio to concentrate in securities issued by companies primarily engaged in the real estate industry.

Non-Fundamental Policies

The following investment limitation of the Portfolio is non-fundamental and may be changed by the Fund's Board of Trustees without shareholder approval:

1. The Portfolio may not invest in illiquid securities in an amount exceeding, in the aggregate, 15% of the Portfolio's net assets.

THE ADVISER

The Fund and CRA Real Estate Securities L.P. (the "Adviser") have entered into an advisory agreement with respect to the Portfolio (the "Advisory Agreement"). The Advisory Agreement provides that the Adviser shall not be protected against any liability to the Fund or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

The continuance of the Advisory Agreement after the first two years must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Portfolio and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Fund or by a majority of the outstanding shares of the Portfolio, on not less than 30 days' nor more than 60 days' written notice to the Adviser, or by the Adviser on 90 days' written notice to the Fund.

THE ADMINISTRATOR

The Administration Agreement provides that SEI Fund Resources (the "Administrator") shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard of its duties and obligations thereunder.

The Administration Agreement shall remain effective for the initial term of the Agreement and each renewal term thereof unless earlier terminated (a) by the mutual written agreement of the parties; (b) by either party of the Administration Agreement on 90 days' written notice, as of the end of the initial term or the end of any renewal term; (c) by either party of the Administration Agreement on such date as is specified in written notice given by the terminating party, in the event of a material breach of the Administration Agreement by the other party, provided the terminating party has notified the other party of such breach at least 45 days prior to the specified date of termination and the breaching party has not remedied such breach by the specified date; (d) effective upon the liquidation of the Administrator; or (e) as to the Portfolio or the Fund, effective upon the liquidation of the Portfolio or the Fund, as the case may be.

The Administrator, a Delaware business trust, has its principal business offices at Oaks, Pennsylvania 19456. SEI Financial Management Corporation ("SFM"), a wholly-owned subsidiary of SEI Investments Company ("SEI"), is the owner of all beneficial interest in the Administrator. SEI and its subsidiaries and affiliates, including the Administrator, are leading providers of funds evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers. The Administrator and its affiliates also serve as administrator or manager to the following other mutual funds: The Achievement Funds Trust, The Arbor Fund, ARK Funds, Bishop Street Funds, CoreFunds, Inc., CrestFunds, Inc., CUFUND, FMB Funds, Inc., First American Funds, Inc., First American Investment Funds, Inc., Marquis Funds(R), Monitor Funds, Morgan Grenfell Investment Trust, The PBHG Funds, Inc., The Pillar Funds, Rembrandt Funds(R), 1784 Funds(R), SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI International Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, Stepstone Funds, STI Classic Funds, STI Classic Variable Trust, Turner Funds, Profit Funds Investment Trust, and Santa Barbara Group of Mutual Funds, Inc.

If operating expenses of any Fund exceed limitations established by certain states, the Administrator will pay such excess. The Administrator will not be required to bear expenses of any Fund to an extent which would result in the Fund's inability to qualify as a regulated investment company under provisions of the Internal Revenue Code. The term "expenses" is defined in such laws or regulations, and generally excludes brokerage commissions, distribution expenses, taxes, interest and extraordinary expenses.

THE DISTRIBUTOR

SEI Financial Services Company (the "Distributor"), a wholly-owned subsidiary of SEI, and the Fund are parties to a distribution agreement (the "Distribution Agreement"). The Distributor will not receive compensation for distribution of shares of the Portfolio.

The Distribution Agreement shall remain in effect for a period of two years after the effective date of the agreement and is renewable annually. The Distribution Agreement may be terminated by the Distributor, by a majority vote of the Trustees who are not interested persons and have no financial interest in the Distribution Agreement or by a majority vote of the outstanding securities of the Fund upon not more than 60 days' written notice by either party or upon assignment by the Distributor.

TRUSTEES AND OFFICERS OF THE FUND

The Trustees and executive officers of the Fund, their respective dates of birth and their principal occupations for the last five years are set forth below. Each may have held other positions with the named companies during that period. Unless otherwise noted, the business address of each Trustee and executive officer is SEI Financial Management Corporation, Oaks, Pennsylvania 19456. Certain officers of the Fund also serve as officers of The Achievement Funds Trust, The Arbor Fund, ARK Funds, Bishop Street Funds, CoreFunds, Inc., CrestFunds, Inc., CUFUND, First American Funds, Inc., First American Investment Funds, Inc., FMB Funds, Inc., Marquis Funds(R), Monitor Funds, Morgan Grenfell Investment Trust, The PBHG Funds, Inc., The Pillar Funds, Rembrandt Funds(R), 1784 Funds(R), SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI International Trust, SEI Tax Exempt Trust, Stepstone Funds, STI Classic Funds, STI Classic Variable Trust, SEI Liquid Asset Trust, SEI Index Funds, SEI Institutional Investments Trust, Turner Funds, Profit Funds Investment Trust and Santa Barbara Group of Mutual Funds, Inc., open-end management investment companies which are managed by SEI Financial Management Corporation and with the exception of Rembrandt Funds, are distributed by SEI Financial Services Company.

ROBERT A. NESHER (DOB 08/17/46) -- Chairman of the Board of Trustees* -- Retired since 1994. Executive Vice President of SEI, 1986-1994. Director and Executive Vice President of the Administrator and the Distributor, 1981-1994. Trustee of the Arbor Fund, Marquis Funds(R), Advisors' Inner Circle Fund, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional Managed Trust, SEI International Trust, SEI Institutional Investments Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, Insurance Investment Products Trust, 1784 Funds (R), Pillar Funds, Rembrandt Funds, and Stepstone Funds.

JOHN T. COONEY (DOB 01/20/27) -- Trustee** -- 569 N. Post Oak Lane, Houston, TX 77024. Retired since 1992. Formerly Vice Chairman of Ameritrust Texas N.A., 1989-1992, and MTrust Corp., 1985-1989. Trustee of the Arbor Fund, Marquis Funds(R), and Advisors' Inner Circle Fund.

WILLIAM M. DORAN (DOB 05/26/40) - Trustee* - 2000 One Logan Square, Philadelphia, PA 19103. Partner, Morgan, Lewis & Bockius (law firm), counsel to the Trust, Administrator and Distributor, Director and Secretary of SEI. Trustee of the Arbor Fund, SEI Liquid Asset Trust, SEI Tax Exempt Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional Managed Trust, SEI International Trust, SEI Asset Allocation Trust, SEI Institutional Investments Trust, Insurance Investment Products Trust, The Advisors' Inner Circle Fund, and Marquis Funds(R).

FRANK E. MORRIS (DOB 12/30/23) -- Trustee** -- 105 Walpole Street, Dover, MA 02030. Retired since 1990. Peter Drucker Professor of Management, Boston College, 1989-1990. President, Federal Reserve Bank of Boston, 1968-1988. Trustee of The Arbor Fund, Marquis Funds(R), Advisors' Inner Circle Fund, SEI Liquid Asset Trust, SEI Tax Exempt Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional Managed Trust, SEI International Trust, Insurance Investment Products Trust, SEI Asset Allocation Trust and SEI Institutional Investments Trust.

ROBERT A. PATTERSON (DOB 11/05/27) -- Trustee** -- 208 Old Main, University Park, PA 16802. Pennsylvania State University, Senior Vice President, Treasurer (Emeritus). Financial and Investment Consultant, Professor of Transportation (1984-present). Vice President-Investments, Treasurer, Senior Vice President (Emeritus) (1982-1984). Director, Pennsylvania Research Corp.; Member and Treasurer, Board of Trustees of Grove City College. Trustee of the Arbor Fund, Marquis Funds(R), and Advisors' Inner Circle Fund.

GENE PETERS (DOB 06/03/29)--- Trustee** -- 943 Oblong Road, Williamstown, MA 01267. Private investor from 1987 to present. Vice President and Chief Financial Officer, Western Company of North America (petroleum service company) (1980-1986). President of Gene Peters and Associates (import company) (1978-1980). President and Chief Executive Officer of Jos. Schlitz Brewing Company before 1978. Trustee of the Arbor Fund, Marquis Funds(R) and Advisors' Inner Circle Fund.

JAMES M. STOREY (DOB 04/12//31) -- Trustee -- Partner, Dechert Price & Rhoads, from September 1987 - December 1993; Trustee of the Arbor Fund, Marquis Funds(R), Advisors' Inner Circle Fund, SEI Liquid Asset Trust, SEI Tax Exempt Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional Managed Trust, SEI International Trust, Insurance Investment Products Trust, SEI Asset Allocation Trust, and SEI Institutional Investments Trust.

DAVID G. LEE (DOB 04/16/52) -- President and Chief Executive Officer -- Senior Vice President of the administrator and distributor since 1993. Vice President of the administrator and distributor, 1991-1993. President, GW Sierra Trust Funds before 1991.

SANDRA K. ORLOW (DOB 10/18/53) -- Vice President and Assistant Secretary -- Vice President and Assistant Secretary of the administrator and distributor since 1988.

KEVIN P. ROBINS (DOB 04/15/61) -- Vice President and Assistant Secretary -- Senior Vice President, General Counsel and Assistant Secretary of SEI, Senior Vice President, General Counsel and Secretary of the administrator and distributor since 1994. Vice President and Assistant Secretary of SEI, the administrator and distributor, 1992-1994. Associate, Morgan, Lewis & Bockius LLP (law firm), 1988-1992.

RICHARD W. GRANT (DOB 10/25/45) -- Secretary -- 2000 One Logan Square, Philadelphia, PA 19103, Partner, Morgan, Lewis & Bockius LLP (law firm), counsel to the Trust, administrator and distributor.

KATHRYN L. STANTON (DOB 11/19/58) -- Vice President and Assistant Secretary, Deputy General Counsel, Vice President and Assistant Secretary of SEI, Vice President and Assistant Secretary of the administrator and distributor since 1994. Associate, Morgan, Lewis & Bockius LLP (law firm), 1989-1994.

JOSEPH P. LYDON (DOB 09/27/59)-- Vice President and Assistant Secretary -- Director, Business Administration of Fund Resources, April 1995. Vice President, Fund Group, Dremen Value Management, LP, President Dremen Financial Services, Inc. prior to 1995.

STEPHEN G. MEYER (DOB 07/12/65) -- Controller, Chief Financial Officer-Vice President and Controller of SEI Fund Resources since 1995. Director, Internal Audit and Risk Management, SEI Corporation, 1992-1995. Senior Associate, Coopers and Lybrand, 1990-1992.

TODD B. CIPPERMAN (DOB 01/14/66) -- Vice President and Assistant Secretary -- Vice President and Assistant Secretary of SEI, the administrator and the distributor since 1995. Associate, Dewey Ballantine (law firm) (1994-1995). Associate, Winston & Strawn (law firm) (1991-1994).

BARBARA A. NUGENT (DOB 06/18/56) -- Vice President and Assistant Secretary -- Vice President and Assistant Secretary of SEI, the administrator and distributor since 1996. Associate, Drinker Biddle & Reath (law firm) (1994-1996). Assistant Vice President/Administration, Delaware Service Company, Inc. (1992-1993); Assistant Vice President - Operations of Delaware Service Company, Inc. (1988-1992).

MARC H. CAHN (DOB 06/19/57) -- Vice President and Assistant Secretary -- Vice President and Assistant Secretary of SEI, the administrator and distributor since 1996. Associate General Counsel, Barclays Bank PLC (1995-1996). ERISA counsel, First Fidelity Bancorporation (1994-1995), Associate, Morgan, Lewis & Bockius LLP (1989-1994).

----------------------------
*Messrs. Nesher and Doran are Trustees who may be deemed to be "interested" persons of the Fund as that term is defined in the 1940 Act.

**Messrs. Cooney, Morris, Patterson, Peters and Storey serve as members of the Audit Committee of the Fund.

The Trustees and officers of the Fund own less than 1% of the outstanding shares of the Fund. The Fund pays the fees for unaffiliated Trustees.

The following table exhibits Trustee compensation for the fiscal year ended October 31, 1995.


==============================================================================================================================
                                                                                                     Total Compensation
                                                                                                     From Registrant
                                                                                                     and Fund Complex*
                                                                                                     Paid to Trustees for
                             Aggregate Compensation       Pension or                                 the Fiscal Year
                             From Registrant for the      Retirement Benefits   Estimated Annual     Ended October 31,
                             Fiscal Year Ended October    Accrued as Part of    Benefits Upon        1995
Name of Person, Position     31, 1995                     Fund Expenses         Retirement
------------------------------------------------------------------------------------------------------------------------------
John T. Cooney               $9,429.84                           N/A                  N/A            $9,429.84 for
                                                                                                      services on 1 board
------------------------------------------------------------------------------------------------------------------------------
Frank E. Morris              $9,429.84                           N/A                  N/A            $9,429.84 for
                                                                                                     services on 1 board
------------------------------------------------------------------------------------------------------------------------------
Robert Patterson             $9,429.84                           N/A                  N/A            $9,429.84 for
                                                                                                     services on 1 board
------------------------------------------------------------------------------------------------------------------------------
Eugene B. Peters             $9,429.84                           N/A                  N/A            $9,429.84 for
                                                                                                     services on 1 board
------------------------------------------------------------------------------------------------------------------------------
James M. Storey, Esq.        $9,429.84                           N/A                  N/A            $9,429.84 for
                                                                                                     services on 1 board
==============================================================================================================================
William M. Doran, Esq.       $0                                  N/A                  N/A            $0 for services on 1
                                                                                                     board
------------------------------------------------------------------------------------------------------------------------------
Robert A. Nesher             $0                                  N/A                  N/A            $0 for services on 1
                                                                                                     board
==============================================================================================================================

* For purposes of this table, the Fund is the only investment company in the "Fund Complex."

COMPUTATION OF YIELD AND TOTAL RETURN

From time to time the Fund may advertise yield and total return of the Portfolio. These figures will be based on historical earnings and are not intended to indicate future performance. No representation can be made concerning actual future yields or returns. The yield of the Portfolio refers to the annualized income generated by an investment in the Portfolio over a specified 30-day period. The yield is calculated by assuming that the income generated by the investment during that 30-day period is generated in each period over one year and is shown as a percentage of the investment. In particular, yield will be calculated according to the following formula:

Yield = 2[((a-b)/cd+1)/6/-1] where a = dividends and interest earned during the period; b = expenses accrued for the period (net of reimbursement); c = the current daily number of shares outstanding during the period that were entitled to receive dividends; and d = the maximum offering price per share on the last day of the period.

The total return of the Portfolio refers to the average annual compounded rate of return to a hypothetical investment for designated time periods (including but not limited to, the period from which the Portfolio commenced operations through the specified date), assuming that the entire investment is redeemed at the end of each period. In particular, total return will be calculated according to the following formula: P (1 + T)n = ERV, where P = a hypothetical initial payment of $1,000; T = average annual total return; n = number of years; and ERV = ending redeemable value, as of the end of the designated time period, of a hypothetical $1,000 payment made at the beginning of the designated time period.


PURCHASE AND REDEMPTION OF SHARES

Purchases and redemptions may be made through the Transfer Agent on any day the New York Stock Exchange is open for business. Shares of the Portfolio are offered on a continuous basis.

It is currently the Fund's policy to pay all redemptions in cash. The Fund retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in-kind of securities held by the Portfolio in lieu of cash. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions. The Fund has filed an exemptive application with the SEC, which, if granted would permit the Fund to make in-kind redemptions to those shareholders that are affiliated with the Fund solely by their ownership of a certain percentage of the Fund's investment portfolios. There is no assurance that the SEC will grant such exemptive relief.

As discussed in the Prospectus, the minimum investment levels may be waived for certain classes of investors, including "rabbi trusts." A rabbi trust is a grantor trust established by an employer that can be used to fund certain deferred compensation plans. The assets of such trusts are subject to the employer's creditor's in bankruptcy.

The Fund reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period on which trading on the New York Stock Exchange is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or valuation of the Portfolio's securities is not reasonably practicable, or for such other periods as the SEC has by order permitted. The Fund also reserves the right to suspend sales of shares of the Portfolio for any period during which the New York Stock Exchange, the Adviser, the Administrator, the Transfer Agent and/or the custodian are not open for business.

DETERMINATION OF NET ASSET VALUE

The securities of the Portfolio are valued by the Administrator. The Administrator will use an independent pricing service to obtain valuations of securities. The pricing service relies primarily on prices of actual market transactions as well as trade quotations. However, the service may also use a matrix system to determine valuations of certain securities, which system considers such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Trustees.

TAXES

The following is only a summary of certain tax considerations generally affecting the Portfolio and their shareholders, and is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisors with specific reference to their own tax situations, including their state and local tax liabilities.

Federal Income Tax

The following discussion of federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

The Portfolio intends to qualify as a "regulated investment company" ("RIC") as defined under Subchapter M of the Code. By following such a policy, the Portfolio expects to eliminate or reduce to a nominal amount the federal taxes to which it may be subject.

In order to qualify for treatment as a RIC under the Code, the Portfolio must distribute annually to its shareholders at least the sum of 90% of its net interest income excludable from gross income plus 90% of its investment company taxable income (generally, net investment income plus net short-term capital gain) ("Distribution Requirement") and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of the Portfolio's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities, or certain other income; (ii) the Portfolio must derive less than 30% of its gross income each taxable year from the sale or other disposition of stocks or securities held for less than three months; (iii) at the close of each quarter of the Portfolio's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount that does not exceed 5% of the value of the Portfolio's assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (iv) at the close of each quarter of the Portfolio's taxable year, not more than 25% of the value of its assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer or of two or more issuers which the Portfolio controls or which are engaged in the same, similar or related trades or business.

Notwithstanding the Distribution Requirement described above, which requires only that the Portfolio distribute at least 90% of its annual investment company taxable income and does not require any minimum distribution of net capital gain (the excess of net long-term capital gain over net short-term capital loss), the Portfolio will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute by the end of any calendar year 98% of its ordinary income for that year and 98% of its capital gain net income (the excess of short- and long-term capital gains over short- and long-term capital losses) for the one-year period ending on October 31 of that year, plus certain other amounts.

Any gain or loss recognized on a sale or redemption of shares of the Portfolio by a non-exempt shareholder who is not a dealer in securities generally will be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise generally will be treated as a short-term capital gain or loss. If shares of the Portfolio on which a net capital gain distribution has been received are subsequently sold or redeemed and such shares have been held for six months or less, any loss recognized will be treated as a long-term capital loss to the extent of the long-term capital gain distribution.

In certain cases, the Portfolio will be required to withhold, and remit to the United States Treasury, 31% of any distributions paid to a shareholder who (1) has failed to provide a correct taxpayer identification number, (2) is subject to backup withholding by the Internal Revenue Service, or (3) has not certified to the Portfolio that such shareholder is not subject to backup withholding.

If the Portfolio fails to qualify as a RIC for any taxable year, it will be taxable at regular corporate rates. In such an event, all distributions (including capital gains distributions) will be taxable as ordinary dividends to the extent of the Portfolio's current and accumulated earnings and profits and such distributions will generally be eligible for the corporate dividends-received deduction.

State Taxes

The Portfolio is not liable for any income or franchise tax in Massachusetts if it qualifies as a RIC for federal income tax purposes. Distributions by the Portfolio to shareholders and the ownership of shares may be subject to state and local taxes.

PORTFOLIO TRANSACTIONS

The Adviser is authorized to select brokers and dealers to effect securities transactions for the Portfolio. The Portfolio will seek to obtain the most favorable net results by taking into account various factors, including price, commission, if any, size of the transactions and difficulty of executions, the firm's general execution and operational facilities and the firm's risk in positioning the securities involved. While the Adviser generally seeks reasonably competitive spreads or commissions, the Portfolio will not necessarily be paying the lowest spread or commission available. The Adviser seeks to select brokers or dealers that offer the Portfolio best price and execution or other services which are of benefit to the Portfolio.

The Adviser may, consistent with the interests of the Portfolio, select brokers on the basis of the research services they provide to the Adviser. Such services may include analyses of the business or prospects of a company, industry or economic sector, or statistical and pricing services. Information so received by the Adviser will be in addition to and not in lieu of the services required to be performed by the Adviser under the Advisory Agreement. If, in the judgment of the Adviser, the Portfolio or other accounts managed by the Adviser will be benefitted by supplemental research services, the Adviser is authorized to pay brokerage commissions to a broker furnishing such services which are in excess of commissions which another broker may have charged for effecting the same transaction. These research services include advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries; providing information on economic factors and trends; assisting in determining portfolio strategy; providing computer software used in security analyses; and providing portfolio performance evaluation and technical market analyses. The expenses of the Adviser will not necessarily be reduced as a result of the receipt of such supplemental information, such services may not be used exclusively with respect to the Portfolio or account generating the brokerage, and there can be no guarantee that the Adviser will find all of such services of value in advising that Portfolio.

It is expected that the Portfolio may execute brokerage or other agency transactions through the Distributor, which is a registered broker-dealer, for a commission in conformity with the 1940 Act, the Securities Exchange Act of 1934, as amended, and rules promulgated by the SEC. Under these provisions, the Distributor is permitted to receive and retain compensation for effecting portfolio transactions for the Portfolio on an exchange if a written contract is in effect between the Distributor and the Portfolio expressly permitting the Distributor to receive and retain such compensation. These rules further require that commissions paid to the Distributor by the Portfolio for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define

"usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." The Trustees, including those who are not "interested persons" of the Fund, have adopted procedures for evaluating the reasonableness of commissions paid to the Distributor and will review these procedures periodically.

Because the Portfolio does not market its shares through intermediary brokers or dealers, it is the Portfolio's practice to allocate brokerage or principal business on the basis of sales of its shares which may be made through such firms. However, the Adviser may place portfolio orders with qualified broker-dealers who recommend the Portfolio's shares to clients, and may, when a number of brokers and dealers can provide best net results on a particular transaction, consider such recommendations by a broker or dealer in selecting among broker-dealers.

DESCRIPTION OF SHARES

The Declaration of Trust authorizes the issuance of an unlimited number of portfolios and shares of each portfolio. Each share of a portfolio represents an equal proportionate interest in that portfolio with each other share. Shares are entitled upon liquidation to a pro rata share in the net assets of the portfolio. Shareholders have no preemptive rights. All consideration received by the Fund for shares of any portfolio and all assets in which such consideration is invested would belong to that portfolio and would be subject to the liabilities related thereto. Share certificates representing shares will not be issued.

SHAREHOLDER LIABILITY

The Fund is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust could, under certain circumstances, be held personally liable as partners for the obligations of the trust. Even if, however, the Fund were held to be a partnership, the possibility of the shareholders incurring financial loss for that reason appears remote because the Fund's Declaration of Trust contains an express disclaimer of shareholder liability for obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by or on behalf of the Fund or the Trustees, and because the Declaration of Trust provides for indemnification out of the Fund property for any shareholder held personally liable for the obligations of the Fund.

LIMITATION OF TRUSTEES' LIABILITY

The Declaration of Trust provides that a Trustee shall be liable only for his or her own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisers, shall not be liable for any neglect or wrongdoing of any such person. The Declaration of Trust also provides that the Fund will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Fund unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Fund. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.

EXPERTS

The financial statements incorporated by reference have been audited by Arthur Andersen LLP, independent public accountants, as indicated in their report with respect thereto, in reliance upon the authority of said firm as experts in giving said reports.

APPENDIX

DESCRIPTION OF CORPORATE BOND RATINGS

The following descriptions of corporate bond ratings have been published by Standard & Poor's Corporation ("S&P") and Moody's Investors Service, Inc. ("Moody's"), respectively.

Debt rated AAA has the highest rating S&P assigns to a debt obligation. Such a rating indicates an extremely strong capacity to pay principal and interest. Debt rated AA also qualities as high-quality debt. Capacity to pay principal and interest is very strong, and differs from AAA issues only in small degree. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Debt rated BB, B, CCC, CC and C is regarded as having predominately speculative characteristics with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the least degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties of major risk exposures to adverse conditions.

The rating CI is reserved for income bonds on which no interest is being paid.

Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

Bonds which are rated Aaa by Moody's are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large, or an exceptionally stable, margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds rated Aa by Moody's are judged by Moody's to be of high quality by all standards. Together with bonds rated Aaa, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Bonds rated Baa are considered as medium grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

DESCRIPTION OF COMMERCIAL PAPER RATINGS

The following descriptions of commercial paper ratings have been published by S&P and Moody's, respectively.

Commercial paper rated A-1 by S&P is regarded by S&P as having the greatest capacity for timely payment. Ratings are further refined by the use of a plus sign to indicate the relative degree of safety. Issues rated A-1+ are those with "extremely strong safety characteristics." Those rated A-1 reflect a "strong" degree of safety regarding timely payment.

Commercial paper issues rated Prime-1 or Prime-2 by Moody's are judged by Moody's to be of "superior" quality and "strong" quality respectively on the basis of relative repayment capacity.